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                                                                   EXHIBIT 21.01

                           SUBSIDIARIES OF REGISTRANT

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
NAME OF SUBSIDIARY                                                            JURISDICTION OF ORGANIZATION
------------------                                                            ----------------------------
Flextronics International GmbH                                               Austria
Flextronics International Kindberg GmbH                                      Austria
Hotman Handels GmbH                                                          Austria
Flextronics Global Procurement Ltd.                                          Bermuda
Flextronics International (Bermuda) Ltd.                                     Bermuda
Flextronics International Bermuda Ltd. (Bermuda)                             Bermuda
Chatham Technologies do Brasil Ltd.                                          Brazil
Dovatron Brazil Ltda.                                                        Brazil
Flextronics do Brasil Servicos, Ltda.                                        Brazil
Flextronics International Industrial, Ltda.                                  Brazil
Flextronics International Technologia Ltda.                                  Brazil
Micro Multek SA Brazil Ltda.                                                 Brazil
Flextronics International Sales, Ltd. (Cayman Islands)                       Caymen Islands
Chatham Swedform Technology (Changzhou) Co. Ltd.                             China
Flextronics Computer (Shekou) Ltd.                                           China
Flextronics Industrial (Shenzhen) Co., Ltd.                                  China
Flextronics Industrial (Zhuhai) Co., Ltd.                                    China
Flextronics International (Beijing) Ltd.                                     China
Flextronics International Changzhou Ltd.                                     China
Flextronics Plastic (Shenzhen) Ltd.                                          China
Flextronics Plastic (Zhuihai) Ltd.                                           China
Flextronics Technology (Shenzhen) Co., Ltd.                                  China
Flextronics Technology (Zhuhai) Ltd.                                         China
JIT (China) Pte Ltd.                                                         China
JIT Electronics Co., Ltd. (Shanghai)                                         China
JIT Electronics Co., Ltd. (Tianjin)                                          China
Li Xin Industries Ltd.                                                       China
Li Xin Mould Manufacturing Pte Ltd.                                          China
Li Xin Moulding & Tooling (Shanghai) Co., Ltd.                               China
Li Xin Plastic Industries Pte Ltd.                                           China
Li Xin Precision Engineering Pte Ltd.                                        China
Multek China Limited                                                         China
Multek Electronics (China) Ltd.                                              China
Multek Industries Ltd. (Zhuhai)                                              China
Multek Zhuhai Limited                                                        China
Ojala-Mech. Equipment Co. Ltd.                                               China
Flextronics Network Services Colombia S.A.                                   Colombia
Team Logistics NV                                                            Curacao
Flextronics Cyprus I Ltd.                                                    Cyprus
Flextronics Cyprus II Ltd.                                                   Cyprus
Dovatron Czech a.s                                                           Czech Republic
Dovatron Czech s.r.o                                                         Czech Republic
Flextronics International Denmark A/S                                        Denmark
Flextronics Network Denmark AS                                               Denmark
DII Europe BV                                                                Europe
Alfatel Oy                                                                   Finland
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
Flextronics Design Finland Oy                                                Finland
Flextronics Holding Finland Oy                                               Finland
Flextronics International Finland Oy                                         Finland
Koskituonti Oy                                                               Finland
Ojala-Yhtyma Oy                                                              Finland
Chatham Technologies Holding Grolleau S.A.                                   France
Chatham Technologies, Holding France SAS                                     France
Flextronics International France SA                                          France
Dovatron Verwaltungs GmbH                                                    Germany
Flextronics General Partner GmbH                                             Germany
Flextronics Holding Germany GmbH                                             Germany
Flextronics International Germany GmbH & Co. KG                              Germany
Flextronics Network Services GmbH                                            Germany
Flextronics Technology Holding (Switzerland) GmbH                            Germany
Multilayer Technology GmbH                                                   Germany
Multilayer Technology GmbH & Co KG Germany                                   Germany
Astron Group limited                                                         Hong Kong
Flextronics Manufacturing (HK) Limited                                       Hong Kong
Flextronics Plastic (Hong Kong) Limited                                      Hong Kong
The DII Group Asia, Ltd.                                                     Hong Kong
Vastbright PCB (Holding) Ltd.                                                Hong Kong
Flextronics Hungaria Kft.                                                    Hungary
Flextronics Hungaria Kft. II                                                 Hungary
Flextronics International Kft                                                Hungary
Neutronics Components Kft. Savar Hungary                                     Hungary
Neutronics, Ecoplast, Muanyagipari, Termekeket, Gyarto Kft.                  Hungary
San Marco Hungary Kft.                                                       Hungary
Flextronics Technologies (India) Private Limited                             India
PT JIT Electronics Indonesia                                                 Indonesia
Express Cargo Forwarding Ltd.                                                Ireland
Flextronics International Ireland, Ltd.                                      Ireland
Flextronics LMS, Ltd.                                                        Ireland
IEC Holdings, Ltd.                                                           Ireland
Irish Express Cargo Ltd.                                                     Ireland
Irish Express Logistics BV                                                   Ireland
Irish Express Logistics Ltd.                                                 Ireland
LMS EMF Limited                                                              Ireland
Stelton Ltd.                                                                 Ireland
Vahodright Ltd.                                                              Ireland
Flextronics International (Israel) Ltd.                                      Israel
Flextronics Holding Italy S.p.a                                              Italy
Flextronics International Avellino S.p.a                                     Italy
Flextronics International L' Aquila S.p.a                                    Italy
Flextronics International Udine S.p.a                                        Italy
Mecha Design Monza srl                                                       Italy
San Marco Engineering S.r.l                                                  Italy
Flex International Marketing (L) Ltd.                                        Labuan
Flextronics International Latin America (L), Ltd.                            Labuan
Flextronics International Marketing (L) Ltd.                                 Labuan
Flextronics (Malaysia) Sdn Bhd                                               Malaysia
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
Flextronics Ind. (Melaka) Sdn. Bhd                                           Malaysia
Flextronics Technology Sdn Bhd. (Malaysia)                                   Malaysia
JIT Electronics (M) Sdn Bhd                                                  Malaysia
JIT Manaufacturing Services (M) Sdn Bhd                                      Malaysia
Li Xin Industries Sdn Bhd                                                    Malaysia
Palo Alto Sales Group, Inc.                                                  Malaysia
Flextronics Asia Pacific Ltd.                                                Mauritius
Multek Technologies Limited                                                  Mauritius
Chatham Technologies Holdings Mexico, S de RL de CV                          Mexico
Chatham Technologies Mexico, S de RL de CV                                   Mexico
Cumex Electronics SA de C.V.                                                 Mexico
Flextronics Holding Puebla S de RL de CV                                     Mexico
Flextronics Manufacturing Mexico, SA de CV                                   Mexico
Flextronics Manufacturing Puebla S de RL de CV                               Mexico
Flextronics Network Services Mexico, S.A. de CV                              Mexico
Flextronics Plastics de Mexico, SA de CV                                     Mexico
Flextronics Real Estate Puebla S de RL de CV                                 Mexico
Flextronics Servicios Mexico S de RL de CV                                   Mexico
Flextronics Vet. Servicios del Mexico, SA de CV                              Mexico
IEC Integrated Services SA de CV                                             Mexico
Irish Express Logistics SA de CV                                             Mexico
JIT Electronics Mexico SA de CV                                              Mexico
JIT Services Mexico SA de CV                                                 Mexico
Multilayer Technologies de Mexico                                            Mexico
Parque de Technologia Electronica, SA de CV                                  Mexico
Chatham International Holding BV                                             Netherlands
Chatham Technologies Inc., Holding BV                                        Netherlands
DII International Holdings CV                                                Netherlands
Flextronics Cork BCV                                                         Netherlands
Flextronics International Central Europe B.V.                                Netherlands
Flextronics International Europe B.V.                                        Netherlands
Flextronics International Holland B.V.                                       Netherlands
Flextronics International Ireland, Ltd.                                      Netherlands
Flextronics International NV                                                 Netherlands
Flextronics Network Services Holland BV                                      Netherlands
Palo Alto Products International BV                                          Netherlands
Flextronics Interantional Norway AS                                          Norway
Flextronics International Gdansk Sp. Z.o.o                                   Poland
Flextronics International Poland Sp.z.o.o                                    Poland
Flextronics Consultadoria e Servicios Ltda.                                  Portugal
Flextronics Servicos de Rede no Ambito da Engenharia e Design, Lda           Portugal
Flextronics International Singapore Pte Ltd.                                 Singapore
Flextronics Singapore Pte Ltd.                                               Singapore
JIT Electronics Pte Ltd.                                                     Singapore
JIT Investments Pte Ltd.                                                     Singapore
JIT Logisitics Centre Pte Ltd.                                               Singapore
Palo Alto Products International Pte. Ltd.                                   Singapore
The DII Group Singapore Pte. Ltd.                                            Singapore
TTI Testron Singapore Pte. Ltd.                                              Singapore
Chatham Integration S.L.                                                     Spain
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
Chatham Technologies Espana S.L.                                             Spain
Flextronics Argo AB                                                          Sweden
Flextronics Group Sweden AB                                                  Sweden
Flextronics International Sweden AB                                          Sweden
Flextronics Network Services Sweden AB                                       Sweden
IEC Sweden AB                                                                Sweden
Multek Sweden AB                                                             Sweden
Swedform AB                                                                  Sweden
Swedform AK Verkstads AB                                                     Sweden
Swedform Holdings AB                                                         Sweden
Swedform International Finance HB                                            Sweden
Swedform Metall AB                                                           Sweden
Swedform Verkygsteknik AB                                                    Sweden
Flextronics Interanational (Switzerland) GmbH                                Switzerland
Flextronics Technology Switzerland GmbH                                      Switzerland
Palo Alto Manufacturing Group, Inc.                                          Taiwan
Li Xin Co., Ltd.                                                             Thailand
Palo Alto Manufacturing (Thailand) Ltd.                                      Thailand
Palo Alto Plastics (Thailand) Ltd.                                           Thailand
Flextronics Holdings (UK) Ltd.                                               United Kingdom
Flextronics International (UK) Ltd.                                          United Kingdom
Flextronics Design S.D., Inc.                                                California, United States
Flextronics Distribution, Inc.                                               California, United States
Flextronics Enterprise Solution, Inc.                                        California, United States
Flextronics International PA, Inc.                                           California, United States
Flextronics International USA, Inc.                                          California, United States
Flextronics Logistics USA, Inc.                                              California, United States
Flextronics Network Services USA, Inc.                                       California, United States
Flextronics Photonics Wave Optics, Inc.                                      California, United States
JIT International USA, Inc.                                                  California, United States
Multilayer Technology, Inc.                                                  California, United States
Summit Manufacturing, Inc.                                                   California, United States
Flextronics Coating, Inc.                                                    Colorado, United States
ASIC, Inc.                                                                   Delaware, United States
Chatham International I, Inc.                                                Delaware, United States
Chatham International II, Inc.                                               Delaware, United States
Flextronics Enclosures Systems, Inc.                                         Delaware, United States
Flextronics Enclosures, Inc.                                                 Delaware, United States
Flextronics Holding USA, Inc.                                                Delaware, United States
Flextronics International Holding Corp.                                      Delaware, United States
Flextronics Semiconductor, Inc.                                              Delaware, United States
Flextronics USA, Inc.                                                        Delaware, United States
Multek Texas, Inc.                                                           Delaware, United States
Flextronics Metal Specialties, Inc.                                          Illinois, United States
Flextronics Tool & Design, Inc.                                              Illinois, United States
FICO, Inc.                                                                   Massachusetts, United States
EMC, International, Inc.                                                     North Carolina, United States
Flextronics International North Carolina, Inc.                               North Carolina, United States
Flextronics Photonics PPT, Inc.                                              Oregon, United States
Irish Express Logistics Inc.                                                 Tennessee, United States
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

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
Lightning Logistics LLC                                                      Texas, United States
Flextronics Foreign Sales Corporation, Inc.                                  Virgin Islands, United States
Flextronics International Andina S.A.                                        Venezuela
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